CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of Travelers Series Fund Inc. - Smith Barney Large Cap Value Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

 1. The Registrant's periodic report on Form N-CSR for the period ended October 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

 2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                   Chief Financial Officer
Travelers Series Fund Inc. -              Travelers Series Fund Inc. -
Smith Barney Large Cap Value Portfolio    Smith Barney Large Cap Value Portfolio

/s/ R. Jay Gerken                         /s/ Richard L. Peteka
---------------------------               ---------------------------
R. Jay Gerken                             Richard L. Peteka
Date:  January 2, 2004                    Date:  January 2, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of Travelers Series Fund Inc. - Strategic Equity Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

 1. The Registrant's periodic report on Form N-CSR for the period ended October 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

 2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                             Chief Financial Officer
Travelers Series Fund Inc. -                        Travelers Series Fund Inc. -
Strategic Equity Portfolio                          Strategic Equity Portfolio


/s/ R. Jay Gerken                                   /s/ Richard L. Peteka
---------------------------                         ---------------------------
R. Jay Gerken                                       Richard L. Peteka
Date: January 2, 2004                               Date: January 2, 2004


This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of Travelers Series Fund Inc. - Van Kampen Enterprise Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

   1. The Registrant's periodic report on Form N-CSR for the period ended October 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

   2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                Chief Financial Officer
Travelers Series Fund Inc. -           Travelers Series Fund Inc. -
Van Kampen Enterprise Portfolio        Van Kampen Enterprise Portfolio


/s/ R. Jay Gerken                      /s/ Richard L. Peteka
-------------------------------        -------------------------------
R. Jay Gerken                          Richard L. Peteka
Date: January 2, 2004                  Date: January 2, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.